UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: November 30

Date of reporting period: May 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

May 31, 2010

Semi-Annual Repor t

Legg Mason ClearBridge

Large Cap Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Large Cap Growth Fund

Fund objective

The Fund seeks long-term capital growth.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Large Cap Growth Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Large Cap Growth Fund for the six-month reporting period ended May 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 25, 2010

Legg Mason ClearBridge Large Cap Growth Fund	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the six-month reporting period ended May 31, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as GDP growth was 2.7%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.0% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded ten consecutive months. May 2010’s PMI reading of 59.7 indicated that the manufacturing sector’s growth was broad-based, as sixteen of the eighteen industries tracked by the Institute for Supply Management grew during the month.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 431,000 jobs in May, the largest monthly gain in more than ten years. However, the vast majority of jobs created during the month — 411,000 — were temporary government positions tied to the 2010 Census. Nevertheless, during the first five months of the calendar year, an average of nearly 200,000 new positions was created per month. In addition, the unemployment rate fell to 9.7% in May compared to 9.9% in April.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, sales increased 7.0% and 8.0% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% in May. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.8% in April. This marked the first increase following six consecutive monthly declines.

Financial market overview

The financial markets were largely characterized by healthy investor risk appetite and solid results by the stock market during much of the six months ended April 30, 2010. However, the market experienced a sharp sell-off in May 2010. This was triggered by the sovereign debt crisis in Greece and uncertainties regarding new financial reforms in the U.S. Against this backdrop, risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

While economic data often surpassed expectations during the reporting period, the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010 (after the end of the reporting period), the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Equity market review

In the U.S. equity market, stock prices, as measured by the S&P 500 Indexvi (the “Index”), rose during four of the first five months of the reporting period.

IV	Legg Mason ClearBridge Large Cap Growth Fund

Investment commentary (cont’d)

There were a number of factors contributing to the continued strong performance in the stock market, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Fed.

While the market was initially resilient in the face of the mounting debt crisis in Greece and concerns regarding new financial reforms, these headwinds eventually took their toll on stock prices. After reaching a nineteen-month high on April 23, 2010, the market fell into “correction” territory in May, as it fell more than 10%. This marked the first correction since November 2007 and served to wipe out most of the Index’s earlier gains. All told, the Index returned a modest 0.40% over the six months ended May 31, 2010.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns, with the Russell 2000 Indexvii returning 14.84% for the six-month reporting period. In contrast, the Russell Midcap Indexviii and the large-cap Russell 1000 Index ix rose 10.41% and 1.53%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 1.68% and 3.37%, respectively.

Performance review

For the six months ended May 31, 2010, Class A shares of Legg Mason ClearBridge Large Cap Growth Fund, excluding sales charges, returned -1.60%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Indexxii, returned 0.76% over the same time frame. The Lipper Large-Cap Growth Funds Category Average1 returned -0.11% for the same period.

Performance Snapshot as of May 31, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason ClearBridge Large Cap Growth Fund:
Class A	-1.60%
Class B	1.08%
Class C	-1.44%
Class R	-1.79%
Class I	-1.44%
Russell 1000 Growth Index	0.76%
Lipper Large-Cap Growth Funds Category Average	-0.11%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns, excluding sales charges, for the six months ended May 31, 2010 for Class A, B, C, R and I shares would have been -1.69%, -2.26%, -2.05%, -1.79% and -1.44%, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated March 30, 2010, the gross total operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.26%, 2.00%, 1.95%, 1.57% and 0.92%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 905 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Large Cap Growth Fund	V

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2010

RISKS: Common stocks are subject to market fluctuations. Diversification does not assure against market loss. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2010 and November 30, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

2	Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2009 and held for the six months ended May 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A*	-1.60%	$1,000.00	$984.00	1.32%	$6.53
Class B*	1.08	1,000.00	1,010.80	2.06	10.33
Class C*	-1.44	1,000.00	985.60	1.98	9.80
Class R	-1.79	1,000.00	982.10	1.57	7.76
Class I	-1.44	1,000.00	985.60	0.89	4.41

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.35	1.32%	$6.64
Class B	5.00	1,000.00	1,014.66	2.06	10.35
Class C	5.00	1,000.00	1,015.06	1.98	9.95
Class R	5.00	1,000.00	1,017.10	1.57	7.90
Class I	5.00	1,000.00	1,020.49	0.89	4.48
[1]	For the six months ended May 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

*	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been -1.69%, -2.26% and -2.05% for Class A, B and C shares, respectively.

Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2010

Legg Mason ClearBridge Large Cap Growth Fund

Security	Shares	Value
Common Stocks — 99.5%
Consumer Discretionary — 13.6%
Internet & Catalog Retail — 5.1%
Amazon.com Inc.	659,040	$82,683,158	*
Media — 3.4%
Walt Disney Co.	1,650,630	55,164,055
Multiline Retail — 1.0%
Sears Holdings Corp.	186,000	16,379,160	*
Specialty Retail — 4.1%
Bed Bath & Beyond Inc.	191,550	8,594,848	*
Home Depot Inc.	1,722,200	58,313,692
Total Specialty Retail		66,908,540
Total Consumer Discretionary		221,134,913
Consumer Staples — 14.3%
Beverages — 7.7%
Coca-Cola Co.	1,324,960	68,102,944
PepsiCo Inc.	912,050	57,358,824
Total Beverages		125,461,768
Food & Staples Retailing — 3.6%
CVS Caremark Corp.	1,705,750	59,070,123
Household Products — 3.0%
Procter & Gamble Co.	786,900	48,071,721
Total Consumer Staples		232,603,612
Financials — 10.1%
Capital Markets — 5.5%
BlackRock Inc., Class A Shares	299,410	50,264,951
Charles Schwab Corp.	2,418,760	39,522,538
Total Capital Markets		89,787,489
Diversified Financial Services — 2.5%
Nasdaq OMX Group Inc.	2,195,650	40,817,134	*
Insurance — 2.1%
Berkshire Hathaway Inc., Class A Shares	328	34,738,480	*
Total Financials		165,343,103
Health Care — 17.8%
Biotechnology — 11.4%
Amgen Inc.	1,020,840	52,859,095	*
Biogen Idec Inc.	910,640	43,191,655	*
Celgene Corp.	1,017,450	53,680,662	*
Vertex Pharmaceuticals Inc.	1,064,070	36,806,182	*
Total Biotechnology		186,537,594
Pharmaceuticals — 6.4%
Johnson & Johnson	989,740	57,701,842
Roche Holding AG	333,980	45,859,940	(a)
Total Pharmaceuticals		103,561,782
Total Health Care		290,099,376
Industrials — 4.6%
Electrical Equipment — 2.3%
First Solar Inc.	335,950	37,747,342	*

See Notes to Financial Statements.

4	Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2010

Legg Mason ClearBridge Large Cap Growth Fund

Security			Shares	Value
Industrial Conglomerates — 2.3%
General Electric Co.			2,288,470	$37,416,485
Total Industrials				75,163,827
Information Technology — 37.8%
Communications Equipment — 9.3%
Cisco Systems Inc.			2,241,170	51,905,497	*
Juniper Networks Inc.			1,741,550	46,360,061	*
QUALCOMM Inc.			1,496,570	53,218,029
Total Communications Equipment				151,483,587
Internet Software & Services — 13.2%
Akamai Technologies Inc.			1,971,830	78,321,087	*
eBay Inc.			1,971,170	42,202,750	*
Google Inc., Class A Shares			136,000	65,984,480	*
Yahoo! Inc.			1,849,890	28,377,313	*
Total Internet Software & Services				214,885,630
IT Services — 1.4%
Visa Inc., Class A Shares			326,000	23,621,960
Semiconductors & Semiconductor Equipment — 6.1%
Intel Corp.			1,732,680	37,114,006
NVIDIA Corp.			3,278,530	43,079,884	*
Texas Instruments Inc.			791,360	19,325,011
Total Semiconductors & Semiconductor Equipment				99,518,901
Software — 7.8%
Electronic Arts Inc.			2,124,270	35,071,698	*
Microsoft Corp.			1,405,630	36,265,254
Red Hat Inc.			1,916,840	56,182,580	*
Total Software				127,519,532
Total Information Technology				617,029,610
Materials — 1.3%
Chemicals — 1.3%
Monsanto Co.			401,560	20,427,357
Total Investments before Short-Term Investment (Cost — $1,374,556,696)				1,621,801,798

	Rate	Maturity Date	Face Amount
Short-Term Investment — 0.1%
Repurchase Agreement — 0.1%
Interest in $24,992,000 joint tri-party repurchase agreement dated 5/28/10 with Deutsche Bank Securities Inc.; Proceeds at maturity — $2,255,048; (Fully collateralized by various U.S. government agency obligations, 5.125% to 6.875% due 9/15/10 to 10/18/16; Market value — $2,300,929) (Cost — $2,255,000)	0.190%	6/1/10	$2,255,000	2,255,000
Total Investments — 99.6% (Cost — $1,376,811,696#)				1,624,056,798
Other Assets in Excess of Liabilities — 0.4%				6,872,848
Total Net Assets — 100.0%				$1,630,929,646

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report	5

Statement of assets and liabilities (unaudited)

May 31, 2010

Assets:
Investments, at value (Cost — $1,376,811,696)	$1,624,056,798
Cash	313
Receivable for securities sold	16,525,245
Receivable for Fund shares sold	3,167,778
Dividends and interest receivable	1,871,947
Prepaid expenses	85,607
Total Assets	1,645,707,688

Liabilities:
Payable for securities purchased	8,985,467
Payable for Fund shares repurchased	3,238,760
Investment management fee payable	1,087,608
Distribution fees payable	565,071
Trustees’ fees payable	168,699
Accrued expenses	732,437
Total Liabilities	14,778,042
Total Net Assets	$1,630,929,646

Net Assets:
Par value (Note 6)	$789
Paid-in capital in excess of par value	1,494,223,459
Undistributed net investment income	1,586,791
Accumulated net realized loss on investments and foreign currency transactions	(112,106,674)
Net unrealized appreciation on investments and foreign currencies	247,225,281
Total Net Assets	$1,630,929,646

Shares Outstanding:
Class A	55,877,402
Class B	3,601,015
Class C	13,744,094
Class R	21,345
Class I	5,675,947

Net Asset Value:
Class A (and redemption price)	$20.96
Class B*	$19.67
Class C*	$19.19
Class R (and redemption price)	$20.80
Class I (and redemption price)	$21.96
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$22.24

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

6	Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2010

Investment Income:
Dividends	$9,946,815
Interest	16,164
Less: Foreign taxes withheld	(285,460)
Total Investment Income	9,677,519

Expenses:
Investment management fee (Note 2)	6,883,701
Distribution fees (Notes 2 and 5)	3,598,265
Transfer agent fees (Note 5)	2,486,460
Shareholder reports	86,825
Trustees’ fees	78,730
Registration fees	64,610
Legal fees	25,194
Audit and tax	23,854
Insurance	22,244
Custody fees	9,693
Miscellaneous expenses	7,272
Total Expenses	13,286,848
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(15)
Net Expenses	13,286,833
Net Investment Income	(3,609,314)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	89,237,666
Foreign currency transactions	893
Net Realized Gain	89,238,559
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(102,768,542)
Foreign currencies	(58,860)
Change in Net Unrealized Appreciation/Depreciation	(102,827,402)
Net Loss on Investments and Foreign Currency Transactions	(13,588,843)
Proceeds from settlement of a regulatory matter (Note 8)	5,307,008
Decrease in Net Assets from Operations	$(11,891,149)

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report	7

Statements of changes in net assets

For the Six Months Ended May 31, 2010 (unaudited) and the Year Ended November 30, 2009	2010	2009

Operations:
Net investment loss	$(3,609,314)	$(4,949,412)
Net realized gain	89,238,559	186,295,691
Change in net unrealized appreciation/depreciation	(102,827,402)	470,596,073
Proceeds from settlement of a regulatory matter (Note 8)	5,307,008	—
Increase (Decrease) in Net Assets From Operations	(11,891,149)	651,942,352

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	183,709,983	380,957,019
Cost of shares repurchased	(378,078,751)	(988,683,634)
Decrease in Net Assets From Fund Share Transactions	(194,368,768)	(607,726,615)
Increase (Decrease) in Net Assets	(206,259,917)	44,215,737

Net Assets:
Beginning of period	1,837,189,563	1,792,973,826
End of period*	$1,630,929,646	$1,837,189,563
* Includes undistributed net investment income and accumulated net investment loss, respectively, of:	$1,586,791	$(110,903)

See Notes to Financial Statements.

8	Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$21.30	$14.92	$25.74	$23.92	$23.30	$20.74

Income (loss) from operations:
Net investment loss	(0.03)	(0.03)	(0.06)	(0.07)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	(0.33)	6.41	(10.76)	1.89	0.66	2.62
Proceeds from settlement of a regulatory matter	0.02	—	—	—	—	—
Total income (loss) from operations	(0.34)	6.38	(10.82)	1.82	0.62	2.56

Net asset value, end of period	$20.96	$21.30	$14.92	$25.74	$23.92	$23.30
Total return[3]	(1.60)%[4]	42.76%[5]	(42.04)%	7.61%	2.66%	12.34%

Net assets, end of period (millions)	$1,171	$1,338	$1,259	$2,607	$2,453	$2,040

Ratios to average net assets:
Gross expenses	1.32%[6]	1.25%	1.20%	1.12%[7]	1.11%	1.17%
Net expenses	1.32 [6]	1.25	1.20	1.12 [7]	1.09 [8]	1.17
Net investment loss	(0.28) [6]	(0.16)	(0.26)	(0.29)	(0.17)	(0.30)

Portfolio turnover rate	6%	13%	26%	9%	13%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2010 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (1.69)%.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 42.49%.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.11%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report	9

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class B Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$19.46	$13.73	$23.86	$22.33	$21.92	$19.66

Income (loss) from operations:
Net investment loss	(0.18)	(0.14)	(0.20)	(0.23)	(0.20)	(0.21)
Net realized and unrealized gain (loss)	(0.26)	5.87	(9.93)	1.76	0.61	2.47
Proceeds from settlement of a regulatory matter	0.65	—	—	—	—	—
Total income (loss) from operations	0.21	5.73	(10.13)	1.53	0.41	2.26

Net asset value, end of period	$19.67	$19.46	$13.73	$23.86	$22.33	$21.92
Total return[3]	1.08%[4]	41.73%[5]	(42.46)%	6.85%	1.87%	11.50%

Net assets, end of period (millions)	$71	$90	$102	$291	$462	$754

Ratios to average net assets:
Gross expenses	2.06%[6]	2.00%	1.93%	1.92%[7]	1.87%	1.90%
Net expenses	2.06 [6]	2.00	1.91 [8,9]	1.81 [7,8,9]	1.85 [9]	1.90
Net investment loss	(1.03) [6]	(0.89)	(0.98)	(0.99)	(0.94)	(1.05)

Portfolio turnover rate	6%	13%	26%	9%	13%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent the payment, the total return would have been (2.26)%.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 41.44%.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.91% and 1.80%, respectively.

[8]

Effective February 2, 2007 until April 1, 2008, the manager contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.88% of average net assets of Class B shares.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

10	Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class C Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$19.47	$13.73	$23.86	$22.33	$21.91	$19.65

Income (loss) from operations:
Net investment loss	(0.11)	(0.14)	(0.19)	(0.23)	(0.19)	(0.22)
Net realized and unrealized gain (loss)	(0.29)	5.88	(9.94)	1.76	0.61	2.48
Proceeds from the settlement of a regulatory matter	0.12	—	—	—	—	—
Total income (loss) from operations	(0.28)	5.74	(10.13)	1.53	0.42	2.26

Net asset value, end of period	$19.19	$19.47	$13.73	$23.86	$22.33	$21.91
Total return[3]	(1.44)%[4]	41.81%[5]	(42.46)%	6.85%	1.92%	11.50%

Net assets, end of period (millions)	$264	$299	$263	$601	$702	$902

Ratios to average net assets:
Gross expenses	1.98%[6]	1.94%	1.90%	1.85%[7]	1.85%	1.92%
Net expenses	1.98 [6]	1.94	1.89 [8,9]	1.83 [7,8,9]	1.82 [9]	1.92
Net investment loss	(0.94) [6]	(0.84)	(0.95)	(1.00)	(0.91)	(1.07)

Portfolio turnover rate	6%	13%	26%	9%	13%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been (2.05)%.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 41.59%.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.85% and 1.82%, respectively.

[8]

Effective February 2, 2007 until April 1, 2008, the manager contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.85% of average net assets of Class C shares.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class R Shares[1]	2010[2]	2009	2008	2007[3]

Net asset value, beginning of period	$21.18	$14.86	$25.69	$24.08

Income (loss) from operations:
Net investment loss	(0.06)	(0.06)	(0.09)	(0.13)
Net realized and unrealized gain (loss)	(0.32)	6.38	(10.74)	1.74
Total income (loss) from operations	(0.38)	6.32	(10.83)	1.61

Net asset value, end of period	$20.80	$21.18	$14.86	$25.69
Total return[4]	(1.79)%	42.53%[5]	(42.16)%	6.69%

Net assets, end of period (000s)	$444	$338	$189	$93

Ratios to average net assets:
Gross expenses	1.58%[6]	1.49%	1.41%	1.36%[6,7]
Net expenses	1.57 [6,8,9]	1.43 [8,9]	1.41	1.36 [6,7]
Net investment loss	(0.58) [6]	(0.34)	(0.44)	(0.55) [6]

Portfolio turnover rate	6%	13%	26%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2010 (unaudited).

[3]	For the period December 28, 2006 (inception date) to November 30, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 42.33%.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would not have changed.

[8]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.60%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$22.28	$15.55	$26.74	$24.76	$24.03	$21.31

Income (loss) from operations:
Net investment income	0.02	0.04	0.02	0.02	0.05	0.02
Net realized and unrealized gain (loss)	(0.34)	6.69	(11.21)	1.96	0.68	2.70
Total income (loss) from operations	(0.32)	6.73	(11.19)	1.98	0.73	2.72

Net asset value, end of period	$21.96	$22.28	$15.55	$26.74	$24.76	$24.03
Total return[3]	(1.44)%	43.28%[4]	(41.85)%	8.00%	3.04%	12.76%

Net assets, end of period (millions)	$125	$110	$169	$776	$2,289	$2,460

Ratios to average net assets:
Gross expenses	0.89%[5]	0.92%	0.83%	0.73%[6]	0.73%	0.78%
Net expenses	0.89 [5,7]	0.92 [7]	0.83	0.73 [6]	0.72 [8]	0.78
Net investment income	0.14 [5]	0.20	0.11	0.08	0.19	0.09

Portfolio turnover rate	6%	13%	26%	9%	13%	12%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2010 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 42.96%.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would not have changed.

[7]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.05%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Health care	$244,239,436	$45,859,940	—	$290,099,376
Other common stocks	1,331,702,422	—	—	1,331,702,422
Total long-term investments	$1,575,941,858	$45,859,940	—	$1,621,801,798
Short-term investment†	—	2,255,000	—	2,255,000
Total investments	$1,575,941,858	$48,114,940	—	$1,624,056,798

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation

14	Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report	15

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R and I shares will not exceed 1.60% and 1.05%, respectively. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

During the six months ended May 31, 2010, fees waived and/or expenses reimbursed amounted to $15.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

16	Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended May 31, 2010, LMIS and its affiliates received sales charges of approximately $16,000 on sales of the Fund’s Class A shares. In addition, for the six months ended May 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$47,000	$6,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of May 31, 2010, the Fund had accrued $5,101 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended May 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$116,182,753
Sales	286,673,740

At May 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$405,620,734
Gross unrealized depreciation	(158,375,632)
Net unrealized appreciation	$247,245,102

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended May 31, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended May 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$1,694,826	$1,987,300
Class B	425,386	124,030
Class C	1,477,034	302,485
Class R	1,019	620
Class I	—	72,025
Total	$3,598,265	$2,486,460

Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report	17

For the six months ended May 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class R	$15
Class I	—
Total	$15

6. Shares of beneficial interest

At May 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2010		Year Ended November 30, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	6,484,500	$144,703,481	18,785,815	$331,703,301
Shares repurchased	(13,411,902)	(302,540,176)	(40,403,626)	(718,508,659)
Net decrease	(6,927,402)	$(157,836,695)	(21,617,811)	$(386,805,358)

Class B
Shares sold	77,915	$1,582,309	259,456	$4,167,500
Shares repurchased	(1,115,325)	(22,725,802)	(3,023,579)	(47,729,819)
Net decrease	(1,037,410)	$(21,143,493)	(2,764,123)	$(43,562,319)

Class C
Shares sold	506,358	$10,282,180	1,302,091	$20,782,943
Shares repurchased	(2,114,779)	(42,972,808)	(5,117,473)	(82,604,624)
Net decrease	(1,608,421)	$(32,690,628)	(3,815,382)	$(61,821,681)

Class R
Shares sold	9,316	$212,394	9,040	$149,626
Shares repurchased	(3,949)	(91,490)	(5,782)	(91,487)
Net increase	5,367	$120,904	3,258	$58,139

Class I
Shares sold	1,150,612	$26,929,619	1,334,789	$24,153,649
Shares repurchased	(421,217)	(9,748,475)	(7,227,087)	(139,749,045)
Net increase (decrease)	729,395	$17,181,144	(5,892,298)	$(115,595,396)

7. Capital loss carryforward

At November 30, 2009, the Fund had a net capital loss carryforward of approximately $200,724,137, of which $6,945,162 expires in 2010, $2,204,357 expires in 2011, $71,257,260 expires in 2013, $81,428,997 expires in 2014 and $38,888,361 expires in 2016. These amounts will be available to offset any future taxable capital gains.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

18	Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $1,332,739, $2,411,941, $1,561,711 and $617 for Classes A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the

Legg Mason ClearBridge Large Cap Growth Fund 2010 Semi-Annual Report	19

Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Legg Mason ClearBridge

Large Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Large Cap Growth Fund

The Fund is a separate diversified investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Large Cap Growth Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at
1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Large Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1520 7/10 SR10-1126

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	August 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	August 2, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	August 2, 2010